Concentration of Credit Risks	12 Months Ended
Dec. 31, 2017
Risks and Uncertainties [Abstract]
Concentration of Credit Risks

13. Concentration of Credit Risks

The Company’s vessels are chartered under either a time charter arrangement or voyage charter arrangement. Under a time charter arrangement, no security is provided for the payment of charter hire. However, payment is usually required monthly in advance. Under a voyage charter arrangement, a lien may sometimes be placed on the cargo to secure the payment of the accounts receivable, as permitted by the prevailing charter party agreement.

At December 31, 2017, 21 of the Company’s 38 operated vessels, were subject to time charters, 11 of which will expire within one year, five which will expire within three years, and five which will expire within ten years. The committed charter income as of December 31, 2017 is as follows:

(in thousands)
2018:	$111,929
2019:	$89,819
2020:	$77,876
2021:	$61,830
2022:	$62,124

During 2017, five charterers contributed 64.6% of the operating revenue, comprising 16.5%, 16.3%, 11.9%, 10.4% and 9.5% (2016: five charterers contributed 51.4% of the operating revenue, comprising 14.0%, 11.7%, 9.1%, 8.3% and 8.3%).

At December 31, 2017 and 2016, all of the Company’s cash and cash equivalents and short-term investments were held by large financial institutions, highly rated by a recognized rating agency.